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                                                                    EXHIBIT 99.5

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE INDENTURE) OR A NOMINEE THEREOF. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED                                                  PRINCIPAL AMOUNT
No. C-1                                                     $300,000,000
CUSIP No. 549271AF1

                            THE LUBRIZOL CORPORATION

                   6.5% Senior Debentures due October 1, 2034

            The Lubrizol Corporation, an Ohio corporation (hereinafter called the "Company," which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Three Hundred Million United States Dollars ($300,000,000) on October 1, 2034 (the "Maturity Date"), unless previously redeemed, and to pay interest thereon from September 28, 2004 or from the most recent interest payment date to which interest has been paid or duly provided for, payable semiannually on April 1 and October 1 in each year (each, an "Interest Payment Date"), commencing April 1, 2005, at the rate of 6.5% per annum, until the principal hereof is paid or duly made available for payment. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more predecessor securities) is registered at the
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close of business on the regular record date for such interest, which shall be
March 15 or September 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder hereof on the relevant regular record date by virtue of having been such Holder, and may be paid to the Person in whose name this Security (or one or more predecessor securities) is registered at the close of business on a subsequent special record date (which shall be not more than 15 days and not less than 10 days before the payment date) for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders of Securities of this series not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the required payment shall be made on the next Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date, as the case may be, to such next Business Day. Payments of principal, premium, if any, and interest hereunder shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and shall be made immediately available to the Holder hereof.

This Security is one of the duly authorized series of securities of the Company, designated as the Company's "6.5% Debentures due October 1, 2034" (the "Securities"), initially limited to an aggregate principal amount of $300,000,000, all issued or to be issued under and pursuant to an Indenture dated as of September 28, 2004, as amended, modified or supplemented from time to time (as so amended, modified or supplemented, the "Indenture"), duly executed and delivered by the Company and the Guarantors to Wells Fargo Bank, National Association, as trustee (hereinafter referred to as the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantors and the Holders (the words "Holders" or "Holder" meaning the registered holders or registered holder of the Securities). The Company may from time to time, without notice to or the consent of the Holders of Securities, create and issue further Securities of this series (the "Additional Securities") having the same terms and ranking equally and ratably with the Securities of this series in all respects and with the same CUSIP number as the Securities of this series, or in all respects except for the payment of interest accruing prior to the Issue Date or except for the first payment of interest following the issue date of such Additional Securities. Any Additional Securities will be consolidated and form a single series with the Securities and shall have the same terms as to status, redemption and otherwise as the Securities. Any Additional Securities may be issued pursuant to authorization provided by a resolution of the Board of Directors of the Company, a supplement to the Indenture, or under an Officers' Certificate pursuant to the Indenture. No Additional Securities may be issued if an Event of Default has occurred and is continuing with respect to the Securities of this series.

            This Security will be redeemable at the option of the Company, in whole or in part, at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed and (ii) the sum, as determined by the Quotation Agent (as defined

                                       2
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below), of the present values of the remaining scheduled payments of principal and interest on the principal amount of the Securities to be redeemed (exclusive of such payments of interest accrued to the date of redemption) from the redemption date to the Maturity Date (the "Remaining Term"), in each case discounted from their respective scheduled payment dates to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined below) plus 35 basis points, plus in either case, accrued interest thereon to the date of redemption.

            "Adjusted Treasury Rate" means, with respect to any redemption date applicable to the Securities, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

            "Comparable Treasury Issue" means, with respect to the Securities subject to redemption, the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Remaining Term of the Securities to be redeemed.

            "Comparable Treasury Price" means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations.

            "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

            "Reference Treasury Dealer" means, with respect to the Securities subject to redemption, (1) Citigroup Global Markets Inc. and its successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer; and (2) at least two other Primary Treasury Dealers selected by the Company.

            "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and ask prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

            Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to the Holder hereof at its registered address. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Securities called for redemption.

            Except as provided above, this Security is not redeemable by the Company prior to maturity and is not subject to any sinking fund.

            In case an Event of Default shall occur and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

            Subject to certain exceptions set forth in the Indenture, (i) the Indenture may be amended with respect to the Securities with the consent of the Holders of at least a majority in principal amount outstanding of the Securities and (ii) any default or noncompliance with any provisions applicable to this Security may be waived with the consent of the Holders of a majority in principal amount outstanding of the Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or this Security for the purposes set forth in Section 9.1 of the Indenture.

            Subject to certain conditions, the Company at any time may terminate some or all of its obligations under this Security and the Indenture if the Company deposits with the Trustee money or Government Obligations for the payment of principal, premium, if any, and interest on this Security to the Maturity Date.

            If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

            No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the place, at the respective times, at the rate, and in the coin or currency herein prescribed.

            No director, officer, incorporator or shareholder (except in a shareholder's corporate capacity as Guarantor), as such, of the Company shall have any liability for any obligations of the Company under this Security or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting this Security, waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Security.

            This Security and the Indenture shall be governed by and construed in accordance with the law of the State of New York.

            Ownership of this Security shall be proved by the register for the Securities kept by the Security Registrar. The Company, the Trustee and any agent of the Company may treat the person in whose name the Security is registered as the absolute owner thereof for all purposes.

            Pursuant to a recommendation promulgated by the Committee on Uniform
Note Identification Procedures, the Company has caused a CUSIP number to be printed on this Security and has directed the Trustee to use the CUSIP number as a convenience to Holders. No representation is made as to the correctness of such numbers and reliance may be placed only on the other identification numbers printed on this Security.

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            Terms used herein without definition and that are defined in the
Indenture shall have the meanings assigned to them in the Indenture.

            Unless the Certificate of Authentication hereon has been executed by the Trustee under the Indenture referred to herein by the manual signature of one of its authorized officers, or on behalf of the Trustee by the manual signature of an authorized officer of the Trustee's authenticating agent, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  [Remainder of Page Intentionally Left Blank]

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

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or by facsimile.

            Date:  September , 2004

                                                 THE LUBRIZOL CORPORATION

                                                 By:____________________________
                                                 Name:
                                                 Title:

                                                 Attest:

                                                 By:____________________________
                                                 Name:  Leslie M. Reynolds
                                                 Title: Secretary

                          CERTIFICATE OF AUTHENTICATION

            This is one of the Securities designated therein referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
  as Trustee,

By:___________________________________
           Authorized Officer

Dated: September , 2004

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                                    GUARANTEE

            Each Guarantor (capitalized terms used herein have the meanings given such terms in the Indenture referred to in this Security upon which this notation is endorsed) hereby unconditionally, jointly and severally, guarantees (such guarantee being referred to herein as the "Guarantee") the due and punctual payment of the principal of, premium, if any, and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal, premium and interest on the Securities, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in Article 16 of the Indenture.

            This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

            This Guarantee is subject to release upon the terms set forth in the Indenture.

                  [Remainder of Page Intentionally Left Blank]

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            IN WITNESS WHEREOF, each of the Guarantors has caused this instrument to be duly executed, manually or by facsimile.

Date: September , 2004

1500 WEST ELIZABETH CORPORATION

By_____________________________________
Name:
Title:

CARROLL SCIENTIFIC INC.

By_____________________________________
Name:
Title:

CHEMRON CORPORATION

By_____________________________________
Name:
Title:

CPI ENGINEERING SERVICES, INC.

By_____________________________________
Name:
Title:

ENGINE CONTROL SYSTEMS LTD.

By_____________________________________
Name:
Title:

GATEWAY ADDITIVE COMPANY

By_____________________________________
Name:
Title:

LUBRICANT INVESTMENTS, INC.

By_____________________________________
Name:
Title:

LUBRIZOL CHINA, INC.

By_____________________________________
Name:
Title:

LUBRIZOL ENTERPRISES, INC.

By_____________________________________
Name:
Title:

LUBRIZOL FOAM CONTROL ADDITIVES, INC.


By_____________________________________
Name:
Title:

LUBRIZOL HOLDING INC.

By_____________________________________
Name:
Title:

LUBRIZOL INTER-AMERICAS CORPORATION

By____________________________________
Name:
Title:

LUBRIZOL INTERNATIONAL MANAGEMENT CORPORATION

By____________________________________
Name:
Title:

LUBRIZOL OVERSEAS TRADING CORPORATION

By____________________________________
Name:
Title:

LUBRIZOL PERFORMANCE SYSTEMS INC.

By____________________________________
Name:
Title:

LZ HOLDING CORPORATION

By____________________________________
Name:
Title:

MPP PIPELINE CORPORATION

By____________________________________
Name:
Title:

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

NOVEON INTERNATIONAL, INC.

By ___________________________________
Name:
Title:

NOVEON, INC.

By ___________________________________
Name:
Title:

FCC ACQUISITION CORP.

By ___________________________________
Name:
Title:

NOVEON CHINA, INC.

By ___________________________________
Name:
Title:

NOVEON DIAMALT, INC.

By ___________________________________
Name:
Title:

NOVEON FCC, INC.

By ___________________________________
Name:
Title:

NOVEON HILTON DAVIS, INC.

By ___________________________________
Name:
Title:

NOVEON HOLDING CORPORATION

By ___________________________________
Name:
Title:

NOVEON INVESTMENTS, LLC

By: Noveon, Inc., its sole member

By ___________________________________
Name:
Title:

NOVEON IP HOLDINGS CORP.

By ___________________________________
Name:
Title:

NOVEON KALAMA, INC.

By ___________________________________
Name:
Title:

NOVEON TEXTILE CHEMICALS, INC.

By ___________________________________
Name:
Title:

PERFORMANCE MATERIALS I INC.

By ___________________________________
Name:
Title:

PERFORMANCE MATERIALS II LLC

By: Noveon, Inc., its sole member

By____________________________________
Name:
Title:

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

                                 ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________________________________________________________

Please insert social security number or other identifying number of assignee:

__________________________________

Please print or type name and address (including zip code) of assignee:

__________________________________
__________________________________
__________________________________
__________________________________

the within Security and all rights thereunder, hereby irrevocably constituting and appointing ________________ attorney to transfer said Security of The Lubrizol Corporation on the books of The Lubrizol Corporation with full power of substitution in the premises.

__________________________________
Dated:____________________________

      NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Security in every particular without alteration or enlargement or any change whatsoever. The signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include memberships or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934.
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